PROMISSORY NOTE


$500,000                                                October
26, 1995


          FOR VALUE RECEIVED, National Capital Management Corporation (the "Maker"), promises to pay to the order of Fifth Avenue Partners (the "Payee"), at 520 Madison Avenue, New York, NY 10022 the principal sum of $500,000, or so much as may be outstanding, in lawful monies of the United States of America plus interest at the annual rate of 12% from the date of each advance. Interest shall be paid monthly in arrears with the first payment due on the first day of the month following the date of this Note. All unpaid interest and principal shall be due and payable on January 31, 1996 or on demand thereafter.

         This  Promissory  Note evidences  a  revolving  line  of
credit.   A  three day advance notice is required from Maker  for
draws under this agreement.

         The Maker waives presentment, demand for payment, notice of dishonor and all other notices and demands in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note. The Maker hereby waives any defense or right of offset against payment to Payee or to any subsequent holder of this Note.

         In the event of the nonpayment of any installment hereunder and the continuation of such default for a period of fifteen days thereafter, or in the event that the Maker shall enter into an assignment for the benefit of creditors or admit in writing his inability to pay debts as they become due or shall file a voluntary petition in bankruptcy or be adjudicated bankrupt or insolvent or shall file any petition or answer seeking any arrangement, composition, readjustment, dissolution or similar relief under present or future statute, law or regulation or shall file any answer admitting or shall fail to deny the material allegations of any petition filed against Maker for any such relief or shall seek or consent to or act within the appointment of any trustee or receiver for himself of any substantial part of its property, then, and in any such event, the Payee, at Payee's option, may (unless the default shall have theretofore been remedied) by notice to the Maker, declare all installments under this Note immediately due and payable, whereupon the same shall forthwith mature and become due and payable, without presentment, protest or notice, all of which are hereby waived. In the event of such a default with respect to the payment of the principal portion of this note, the interest rate will increase to the highest rate allowable by California law.

         It is understood and agreed that in the event of a default in payment of this Note, then at the option of the Payee, Payee may resort to legal action for the collection of all sums due hereunder; and a failure to assert any rights of Payee shall not be deemed a waiver thereof.

        In the event that this Note is placed in the hands of any attorney for collection, the Maker agrees to pay all costs of collection, whether suit be brought or not, including, but not limited to, court costs, attorneys' fees and disbursements.

         This Note may not be changed or terminated orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought, with such agreement being effective and binding only upon the attachment hereto.

        This Note and the rights and obligations of Payee and the Maker shall be governed and construed in accordance with the laws of the State of California.

        This Note may be prepaid without penalty.
         Maker shall not encumber, transfer or assign any of its assets, other than in the ordinary course of business, without prior written permission from Payee.



                                 National    Capital   Management
Corporation


                                 By _/s/ Herbert J. Jaffe______
                                    Its President______________



        Fifth Avenue Partners agrees with the terms of this note.

                              Fifth Avenue Partners


                                 By _/s/PFG Corp.______________

                                    Its _General Partners______